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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference of our report, dated
February 23, 2000, included in this Form 10-KSB in the previously filed Registration Statements of U.S. Laboratories Inc. and subsidiaries on Form S-8 (No. 333-78707 and 333-31422).


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
March 29,2001